                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 21, 1995
                                                      --------------------------

                        THE TRAVELERS INSURANCE COMPANY
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Connecticut                      33-33691                       06-0566090
- -----------                      --------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


One Tower Square, Hartford, Connecticut                         06183
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:         (203)  277-0111
                                                            --------------------

Item 5.  Other Events

In order to update the information to be included in certain registration statements that it has filed with the Securities and Exchange Commission, The Travelers Insurance Company (the "Company") is including in this Current Report on Form 8-K certain pro forma financial information related to the previously reported sale of its group life and related businesses to Metropolitan Life Insurance Company ("MetLife") and the formation of The MetraHealth Companies, Inc., the joint venture of the health care benefits businesses of the Company and MetLife.

The following unaudited pro forma financial statements of The Travelers Insurance Company and its consolidated subsidiaries are collectively included in this Current Report on Form 8-K:

    Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1994 (Unaudited);

    Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 (Unaudited);

    and Notes to Pro Forma Consolidated Financial Statements (Unaudited).

Such pro forma financial statements give effect to the transactions described below and other matters as more fully described in the accompanying notes. All of these transactions have previously been reported by the Company.

In December 1994 the Company sold its group dental insurance business, and on January 3, 1995 the Company completed the sale of its group life business and the remaining related non-medical group insurance business (Life) to MetLife for $350 million. The assets transferred included customer lists, books and records, and furniture and equipment. In connection with the sale, the Company agreed to cede 100% of its risks in the Life business to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, estimated to equal the statutory reserves and other liabilities transferred.

On January 3, 1995, the Company and MetLife, and certain of their affiliates, contributed their health care benefits businesses to MetraHealth or its subsidiaries, in exchange for shares of common stock of MetraHealth. The assets transferred included cash, fixed assets, customer lists, books and records, certain trademarks and other assets used exclusively or primarily in the health care benefits businesses. The Company also contributed all of the capital stock of the Company's wholly owned subsidiary, The Travelers Employee Benefits Company, to MetraHealth. The Company's total contribution amounted to approximately $340 million. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth. HealthSpring, Inc. builds and manages primary care physician practices and serves approximately 32,000 patients through seven sites in Pennsylvania, Ohio and Illinois. This acquisition resulted in a reduction in the ownership percentage of the Company in the MetraHealth venture to 41.1%. The Company and its affiliates, which together own 48.25% of MetraHealth, are equal partners in the joint venture with MetLife and its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (Unaudited)


- -----------------------------------------------------------------------------------------------------------------------------
                                                       As Previously               Less:          Pro Forma
(in millions)                                            Reported             Life & Medical     Adjustments     Pro Forma
- -----------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                  $3,861                 $(2,369)                          $ 1,492
Net investment income                                      1,849                    (147)                            1,702
Realized investment gains (losses)                            14                                                        14
Other revenues                                             1,023                    (825)            $35(c,d)          233
- -----------------------------------------------------------------------------------------------------------------------------
                                                           6,747                  (3,341)             35             3,441
- -----------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Current and future insurance benefits                      3,421                  (2,206)                            1,215
Interest credited to contractholders                         967                     (54)                              913
Claim settlement expenses                                    193                    (191)                                2
Amortization of deferred acquisition costs
    and value of insurance in force                          284                      (5)                              279
General and administrative expenses                        1,025                    (625)              1(e)            401
- -----------------------------------------------------------------------------------------------------------------------------
                                                           5,890                  (3,081)              1             2,810
- -----------------------------------------------------------------------------------------------------------------------------
Income before federal income taxes                           857                    (260)             34               631
- -----------------------------------------------------------------------------------------------------------------------------
Federal income taxes                                         312                    (101)              0(f,g)          211
- -----------------------------------------------------------------------------------------------------------------------------
Net income                                                $  545                 $  (159)            $34           $   420
- -----------------------------------------------------------------------------------------------------------------------------


           See notes to pro forma consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1994
                                  (Unaudited)

- -------------------------------------------------------------------------------------------------------------------
                                        As Previously          Less:               Pro Forma
(in millions)                             Reported             Life               Adjustments            Pro Forma
- -------------------------------------------------------------------------------------------------------------------

ASSETS
Bonds, available for sale                 $17,260             $(1,459)                                     $15,801
Mortgage loans                              4,938                                                            4,938
Other investments                           5,297                                    $191 (a,b)              5,488
- -------------------------------------------------------------------------------------------------------------------
      Total investments                    27,495              (1,459)                191                   26,227
- -------------------------------------------------------------------------------------------------------------------
Separate and variable accounts              5,160                                                            5,160
Other assets                                7,880               1,379                (187)(a,b)              9,072
- -------------------------------------------------------------------------------------------------------------------

      Total assets                        $40,535             $   (80)               $  4                  $40,459
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LIABILITIES
Contractholder funds                      $16,354                                                          $16,354
Benefit and other insurance reserves       12,702                                   $ (62)(a,b)             12,640
Separate and variable accounts              5,128                                                            5,128
Other liabilities                           1,997                                     (34)(a,b)              1,963
- -------------------------------------------------------------------------------------------------------------------
      Total liabilities                    36,181                                     (96)                  36,085
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SHAREHOLDER'S EQUITY
Common stock, par value $2.50;
  40 million shares authorized, issued
  and outstanding                             100                                                              100
Additional paid-in capital                  3,452                                                            3,452
Unrealized investment gains (losses),
  net of taxes                               (760)            $   (80)                 80 (a)                 (760)
Retained earnings                           1,562                                      20 (a)                1,582
- -------------------------------------------------------------------------------------------------------------------
      Total shareholder's equity            4,354                 (80)                100                    4,374
- -------------------------------------------------------------------------------------------------------------------

      Total liabilities and
        shareholder's equity              $40,535             $   (80)               $  4                  $40,459
- -------------------------------------------------------------------------------------------------------------------

           See notes to pro forma consolidated financial statements.

               THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (Unaudited)


Assumptions:

In December 1994 the Company sold its group dental insurance business, and on January 3, 1995 the Company completed the sale of its group life business and the remaining related non-medical group insurance business (Life) to MetLife for $350 million and, effective January 1, 1995, entered into an agreement with MetLife to cede 100% of the Company's risks in the Life business to MetLife through indemnity reinsurance in connection with the sale. The pretax gain on the sale of the group dental business was $28 million in 1994, and the pretax gain on the other group life and related businesses was $31 million ($20 million after tax). On January 3, 1995, the Company and MetLife also completed the formation of MetraHealth, a joint venture of the health care businesses of the Company and MetLife.

The pro forma consolidated financial information presented in the accompanying financial statements gives effect to the consummation of the above described transactions (the "Transactions"), which are assumed to have occurred on December 31, 1994 in the case of the pro forma condensed consolidated balance sheet and on the first day of the year for the pro forma consolidated statement of operations. The pro forma consolidated financial statements are presented for informational purposes only and should not be construed to be indicative of the actual financial position and results of operations of the Company after giving effect to the Transactions described above. The pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto.

Pro Forma Condensed Consolidated Balance Sheet:

  Life Column - reflects transfer of assets and liabilities pursuant to the agreement to cede 100% of the Company's risks in the Life business to MetLife through indemnity reinsurance. This column also reflects establishment of a reinsurance recoverable in accordance with FAS 113.

  Adjustments (a) and (b) are to reflect the pro forma effects of the following:

      (a)  To record the sale of the Life businesses.

      (b)  To record the Company's investment in MetraHealth.


Pro Forma Consolidated Statement of Operations:

Life & Medical Column - reflects the elimination of the earnings of the Life businesses sold to MetLife and the group health care business (Medical) contributed to MetraHealth.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


Adjustments (c) through (g) are to reflect the pro forma effects of the following:

(c) To eliminate the pretax gain on the sale of the dental business of $28 million which was recorded in the year ended December 31, 1994.

(d) To record the Company's earnings on its investment in MetraHealth of $63 million for the year ended December 31, 1994, representing the Company's share of the combined results of the Company's and MetLife's health care businesses contributed to MetraHealth. (See pro forma income statement for MetraHealth for the year ended December 31, 1994 included herein).

(e) To record the amortization of goodwill arising from the difference between the Company's contribution to MetraHealth and the Company's equity interest in the net assets of MetraHealth.

(f)   To eliminate the tax effect recorded in 1994 on adjustment (c) above.

(g) To record the estimated tax effect on adjustment (d) at the estimated effective tax rate of 29.54%.

                                  METRAHEALTH
                           PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                 (in millions)


                                                                                                      Company's
                                                     MetLife         Travelers          Total           share
                                                   ------------------------------------------------------------
REVENUES
    Premiums                                       $  1,998         $  1,962         $  3,960         $  1,628
    Fees/other income                                   524              596            1,120              460
    Net investment income                                40               48               88               36
                                                   ------------------------------------------------------------
    TOTAL REVENUES                                    2,562            2,606            5,168            2,124
                                                   ------------------------------------------------------------

BENEFITS AND EXPENSES
    Current and future insurance benefits             1,644            1,614            3,258            1,339
    Claim settlement expenses                           224              154              378              155
    Commission expenses                                  16              105              121               50
    General and administrative expenses                 584              592            1,176              483
                                                   ------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                       2,468            2,465            4,933            2,027
                                                   ------------------------------------------------------------

Income before federal income taxes                       94              141              235               97

Federal income taxes                                     33               49               82               34
                                                   ------------------------------------------------------------

Net income                                         $     61         $     92         $    153         $     63
                                                   ------------------------------------------------------------

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TRAVELERS INSURANCE COMPANY
                                                  (Registrant)


                                       /s/ James L. Morgan
                                       -------------------------------

                                       James L. Morgan
                                       Senior Vice President - Finance
                                       and Chief Accounting Officer



April 21, 1995